UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022

Live Ventures Incorporated

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102
Las Vegas, Nevada		89119
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 702 997-5968

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LIVE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 24, 2022, Wayne Ipsen, age 53, became Chief Legal Officer and Corporate Secretary for Live Ventures Incorporated (the “Company”). For the 18 years prior to joining the Company, Mr. Ipsen was an attorney at US Ecology, Inc., most recently serving as its Vice President, General Counsel and Secretary. Prior to joining US Ecology, Inc., he was an attorney at Elam & Burke P.A., a law firm in Boise, Idaho, and a tax consultant at PricewaterhouseCoopers in its Seattle, Washington office. Mr. Ipsen earned his Bachelor of Science in Accounting and Master of Accountancy (Tax), both from Brigham Young University, and his Juris Doctor from the University of Idaho in 1999.

Pursuant to the terms of his employment agreement (the “Employment Agreement”), dated October 24, 2022, Mr. Ipsen will be paid an annual base salary of $250,000, shall be eligible for an annual performance bonus in an amount of up to 40% of his annual base salary (partially subject to his meeting certain objective criteria, potentially to be agreed upon by the Company and Mr. Ipsen), and shall be entitled to participate in all benefit programs or plans sponsored by the Company. The initial term of the Employment Agreement is one year, subject to early termination by Mr. Ipsen or us. For termination without cause, the Company must provide 90 days' written notice. Thereafter, the Employment Agreement is subject to (i) termination for various reasons and under various time periods and (ii) annual renewals unless Mr. Ipsen or we provide written notice to the other of an intention not to renew the Employment Agreement at least 90 days prior to the applicable anniversary date. Upon certain types of severances of the employment relationship between Mr. Ipsen and us, each party has certain responsibilities to the other as set forth in the Employment Agreement.

The above summary description of Mr. Ipsen’s Employment Agreement is abridged in nature, and does not purport to describe each and every provision thereof. Readers are encouraged to review the Employment Agreement in full, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.104.

There are no family relationships between Mr. Ipsen and any of the Company’s officers or directors and Mr. Ipsen has not engaged in any related party transactions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Number Description

10.104 Employment Agreement between Live Ventures Incorporated and Wayne Ipsen, effective October 24, 2022

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE VENTURES INCORPORATED

By:	/s/ Jon Isaac
Name: Jon Isaac
Title: Chief Executive Officer

Dated: October 28, 2022